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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 19, 1997

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                         AMERICAN FILTRONA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          VIRGINIA                       0-7163                  54-0574583
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                        3951 WESTERRE PARKWAY, SUITE 300
                           RICHMOND, VIRGINIA  23233

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (804) 346-2400

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Item 5. Other Events.

        On February 20, 1997, American Filtrona Corporation issued the press release attached hereto as Exhibit 99.1, announcing that (i) it has entered into a definitive merger agreement with WBT Holdings LLC regarding the proposed sale of American Filtrona and (ii) WBT Holdings LLC has executed a definitive acquisition agreement with Bunzl plc for the sale of the bonded fibers business of America Filtrona following the merger.

Item 7. Exhibits.

EX-99.1      American Filtrona Corporation -- Press Release (February 20, 1997)

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN FILTRONA CORPORATION
                                            (Registrant)

Date: February 28, 1997              By: /s/ John D. Barlow, Jr.
                                         ___________________________________
                                               John D. Barlow, Jr.
                                            Vice President - Finance

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                                    EXHIBITS

Exhibit Number          Description
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   99.1        American Filtrona Corporation - Press Release (February 20, 1997)